U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 27, 2005



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                           0-29613                     66-0549380
----------------------            ------------------          ------------------
State of Incorporation            Commission File No.           I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                      78248
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   210   )       764      -    8642
                               -----------  -------------   -----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))




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Item 3.02         Unregistered Sales of Equity Securities

ISSUANCE OF COMMON SHARES TO MEMBERS OF OUR BOARD OF DIRECTORS

         On June 27, 2005, our board of directors authorized the issuance of 450,000 common shares to the members of our board of directors as compensation. We will issue a total of 150,000 shares each to Michael Ward, Ahmed Karim and Carl Hessel.We valued these restricted securities at Sixty-five ($0.65) Cents per share.


         We believe these transactions are exempt under Section 4(2) of the Securities Act of 1933, as amended. These are restricted securities under Rule 144 and may not be publicly resold unless registered for resale pursuant to an effective registration statement or exempt from the registration requirements of Securities Act of 1933.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

A. Officer Resignation:
   -------------------

         On June 27, 2005, Ahmed Karim, a Vice President and Director of our company resigned his position as Vice President. Mr. Karim will remain a member of our board of directors.

B. Director Vacancy Nomination:
   ---------------------------

         On June 27, 2005, our board of directors nominated James B. Smith, our Sr. Vice President and Chief Financial Officer, to become a member of our board of directors filling a vacancy on the board. The board authorized the issuance of 150,000 common shares under our 2004 Non-Qualified Stock Grant and Option Plan which was registered on Form S-8 November 5, 2004. The shares were valued at $1.3275 per share. This share price was computed using the average of the closing high bid and ask price of our common stock on June 28, 2005, as quoted on the NASD Electronic Bulletin Board. On August 16, 2003, we employed James B. Smith to act as an Senior Vice President and Chief Financial Officer.

         (1) Smith's Professional Background

         Mr. Smith received a Bachelor of Science from Texas A&M University and a Master of Professional accounting degree from the McCombs School of Business at the University of Texas, Austin. He is licensed as a Certified Public Accountant in Texas and Colorado. From 1996 through 2001, he directed the financial affairs and tax planning for several closely held corporations engaged in land development in Colorado. From 2000 through 2003, he served as Chief Financial Officer for Starr Produce Company, a major produce company with significant subsidiaries in real estate development and agri-business.

         (2) Smith's Current Employment Agreement

         Under the terms of Mr. Smith's present employment agreement, which commenced October 1, 2004, he was employed as the Company's Senior Vice President and Chief Financial Officer for a term of four (4) years. His base annual salary is $168,000. The annual salary may be increased from year to year, as determined by our board of directors acting as the Compensation Committee, by at least the Consumer Price Index. As additional compensation, Mr. Smith is entitled to an annual stock grant of Five Hundred Thousand(500,000) shares. Stock grant dates are October 1 during the four year term. The first year stock grant was paid October 1, 2004. As incentive compensation, Mr. Smith will be entitled to additional compensation equal to two percent of our net profits and one percent of the increase in sales over a previous year's sales, effective October 1, 2004. Mr. Smith is entitled to all employee benefits as provided by the Company. He is entitled to four weeks paid vacation and an annual automobile allowance of $12,000.

         (3) Company Transactions with Smith

         On August 16, 2003, we granted Mr. Smith an option to purchase 500,000 common shares at a price of $0.22 Cents per share. On September 14, 2004, Mr. Smith exercised this common stock option to purchase 500,000 common shares for $110,000 payable on a promissory note bearing interest at the rate of 5% payable in full on, or before September 14, 2005. The shares are subject to a security agreement. On September 2, 2003, we issued Mr. Smith 13,200 common shares to Mr. Smith valued at $6,667 as compensation. On January 8, 2004, we issued Mr. Smith 52,800 shares valued at $90,816 as compensation. On November 9, 2004, we issued 500,000 common shares to Mr. Smith as his annual stock grant under the terms of his employment agreement. The stock grant transaction was valued at $151,000. A summary of Mr. Smith's annual compensation is summarized in our Annual Report filed on Form 10-KSB filed on April 14, 2005.

Item 8.01         Other Events

MERCATOR PARTIAL DEBENTURE CONVERSION

         On June 27, 2005, Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P. and Monarch Pointe Fund, Ltd. (the "Funds") notified us of their intent to collectively convert $1,000,000 of their 7% Debentures into common stock as follows:

         o Mercator Momentum Fund converted $250,000 Dollars of 7% Convertible Debentures into 328,947 common shares at the "Ceiling Price" of $0.76 per share. The principal balance of the Debenture after this partial debenture conversion is $513,000 Dollars.

         o Mercator Momentum Fund III converted $175,000 Dollars of 7% Convertible Debentures into 230,263 common shares at the "Ceiling Price" of $0.76 per share. The principal balance of the Debenture after this partial debenture conversion is $338,900 Dollars.

         o Monarch Point Fund converted $575,000 Dollars of 7% Convertible Debentures into 756,579 common shares at the "Ceiling Price" of $0.76 per share. The principal balance of the Debenture after this partial debenture conversion is $1,128,100 Dollars. Accrued interest on this Debenture is $11,299.79.

         On June 28, 2005, we issued these common shares to the Funds.

         These shares were included in our registration statement filed on Form SB-2 which was declared effective by the Securities & Exchange Commission on May 27, 2005.


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: June 28, 2005


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President